Project Assets - Schedule (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Project assets
Under development-Company as project owner	$ 48,605	$ 72,405
Under development-Company expected to be project owner upon the completion of construction	9,124	23,321
Total project assets	57,729	95,726
Current, net of impairment loss	27,980	35,355
Noncurrent	$ 29,749	$ 60,371